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                                                                    EXHIBIT 10.9

                       AMENDMENT NUMBER 1 TO THE AGREEMENT
                                      AMONG
                        PITTSBURGH HOME FINANCIAL CORP.,
                          PITTSBURGH HOME SAVINGS BANK
                                       AND
                                GREGORY G. MAXCY


         WHEREAS, Pittsburgh Home Financial Corp. (the "Corporation"), a Pennsylvania corporation, Pittsburgh Home Savings Bank, a Pennsylvania-chartered savings bank (the "Savings Bank") and Gregory G. Maxcy (the "Executive") entered into an Agreement dated July 21, 1997 in connection with his employment with the Corporation and the Savings Bank (together, the "Employers");

         WHEREAS, the Employers desire to modify the Agreement to extend the term of employment under the Agreement from two years to three years;

         WHEREAS, the Employers desire to consider and review extension of the term of employment under the Agreement on or before the end of each calendar year rather than prior to each annual anniversary date;

         WHEREAS, the Employers desire to modify the Agreement to reflect that the Executive has been named Executive Vice President of the Employers; and

         WHEREAS, Section 11 of the Agreement provides that no provisions of the Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer or officers as may be specifically designated by the Board of Directors of the Employers to sign on their behalf.

         NOW, THEREFORE, BE IT RESOLVED, in consideration of the mutual covenants herein set forth, the Employers and the Executive do hereby agree that
Section 2(a) of the Agreement is modified to read as set forth below:

         (a) The Employers hereby employ the Executive as Executive Vice President and Executive hereby accepts said employment and agrees to render such services to the Employers on the terms and conditions set forth in this Agreement. The term of employment under this Agreement shall be for three years, effective December 31, 1997. Beginning with the year ended December 31, 1998, upon approval of the Board of Directors of the Employers, the term of employment for the Executive shall be extended for an additional year, and on each calendar year end thereafter such that at any time the remaining term of this Agreement shall be from two to three years.


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                                      - 2 -

         Prior to each calendar year end hereafter, the Board of Directors of the Employers shall consider and review (with appropriate corporate documentation thereof, and after taking into account all relevant factors, including the Executive's performance hereunder) extension of the term under this Agreement, and the term shall continue to extend each year if the Board of Directors approves such extension unless the Executive gives written notice to the Employers of the Executive's election not to extend the term, with such written notice to be given not less than thirty (30) days prior to any such calendar year end. References herein to the term of this Agreement shall refer both to the initial term and successive terms.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment Number 1 to the Agreement as of this 23rd day of April 1998.


                                 PITTSBURGH HOME FINANCIAL CORP.

Attest:

                                 By:     /s/ J. Ardie Dillen
                                         ---------------------------------------
/s/ Michael J. Kirk                      J. Ardie Dillen
----------------------------
Michael J. Kirk, Executive               Chairman, President and Chief Executive
Vice President and Chief                 Officer
Financial Officer

Witness

                                 PITTSBURGH HOME SAVINGS BANK

Attest:

                                 By:     /s/ J. Ardie Dillen
                                         ---------------------------------------
/s/ Jess B. Mellor                       J. Ardie Dillen
----------------------------
Jess B. Mellor, Secretary                Chairman, President and Chief Executive
                                         Officer

                                 EXECUTIVE


                                 By:     /s/ Gregory G. Maxcy
                                         ---------------------------------------
                                         Gregory G. Maxcy